                                                                   Exhibit 10.12

                              EMPLOYMENT AGREEMENT

          This Employment Agreement (this "Agreement") is dated as of

          March 23, 2000, by and between Iconixx Web Development, Inc., a Maryland corporation (the "Company") and Christopher Clark (the "Executive").

          Recitals:
          --------

          A. Iconixx Corporation, a Delaware corporation ("Iconixx"), the Company, Internet Information Services, Inc., a Maryland corporation ("IIS"), and the Executive and Timothy Meinhardt (collectively, the "Majority Shareholders") have entered into an Asset Purchase Agreement dated as of March 23, 2000 (the "Asset Purchase Agreement") providing for the purchase by Iconixx, through the Company, of substantially all of the assets of the Business (other than those related to the Hardware/Software Business operated under a separately incorporated entity known as IIS Systems, Inc., and certain domain names specified in the Asset Purchase Agreement) (the "Business Assets") from IIS;

          B. Pursuant to the Asset Purchase Agreement, the Executive, as one of the Majority Shareholders, received a substantial portion of the purchase price paid by the Company pursuant to the Asset Purchase Agreement;

          C. Following the closing of the transactions contemplated by the Asset Purchase Agreement, substantially all of the Business Assets have been purchased by Iconixx through the Company;

          D. The Company and Iconixx recognize that the Executive's services have contributed to the goodwill inherent in the Business, which goodwill constitutes a substantial asset of the Business Assets purchased by the Company;

          E. The Company and Iconixx have required the Executive to enter into this Agreement as a condition precedent to the purchase of the Business Assets pursuant to the Asset Purchase Agreement;

          F. As an employee of the Company, the Executive will be given access to or come into contact with certain proprietary and/or confidential information of the Company and Iconixx; and

          G. The Company and the Executive desire to enter into this Agreement to provide for the terms and conditions of the Executive's employment with the Company.

     Agreement:
     ---------

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Definitions.  As used herein, the following terms shall have the
          -----------
following meanings.

          (a) "Board" means the Company's board of directors.
               -----

          (b) "Business" means the business of providing information technology
               --------
consulting services, web design and graphic printing design services in the United States of America.

          (c) "Business Day" means any day other than a Saturday or Sunday or a
               ------------
day on which commercial banks are required or authorized to close in Bethesda, MD.

          (d) "Cause" means: (i) a material breach of this Agreement by the
               -----
Executive that is not corrected within ten (10) days after notice thereof; (ii) the conviction by the Executive of a felony, a crime involving theft, dishonesty or moral turpitude, or any other act or omission which, in the reasonable determination of the Board, is likely to cause material harm to the standing and reputation of the Company or Iconixx; (iii) the Executive's substantial and repeated failure to report to work, other than by reason of death or Permanent Disability; (iv) the Executive's willful failure or gross negligence in the performance of his assigned duties for the Company, which failure continues for more than ten (10) or more days following the Executive's receipt of written notice specifying the manner in which the Executive is in default of his duties;
(v) the Executive's failure to comply with or failure to perform the reasonable directives of the Board or any statutory or common law duty of loyalty to the Company or Iconixx that is not corrected within ten (10) days after notice thereof; or (vi) any material misrepresentation or material non-disclosure by the Executive to the Board in connection with the performance of Executive's duties after the date hereof. For purposes hereof, whether or not the Executive has committed an act or omission of the type referred to in subparagraphs (i) through (vi) above will be determined by the Board in its reasonable discretion, based upon the facts known to the Board at the relevant time.

          (e) "Change in Control" has occurred when: (i) any "Person" (as
               -----------------
defined in Section 3(a)(9) of Exchange Act, as modified and used in Sections 13(b) and 14(b) of the Exchange Act, other than Thayer), is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Iconixx or the Company representing more than fifty percent (50%) of the combined voting power of the Company's or Iconixx's then outstanding voting securities; (ii) the stockholders of Iconixx approve a merger or consolidation of Iconixx with any other corporation, other than a merger or consolidation which would result in the voting securities of Iconixx outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent company) fifty percent (50%) or more of the

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combined voting power of the voting securities of Iconixx or such surviving or parent entity immediately after such merger or consolidation; or (iii) the stockholders of Iconixx approve a plan of complete liquidation of Iconixx or an agreement for the sale or disposition by Iconixx of all or substantially all of Iconixx's assets (or any transaction having a similar effect) other than such a sale or disposition to Thayer or its Affiliates.

          (f) "Companies" means, collectively, Iconixx, the Company and their
               ---------
Subsidiaries.

          (g) "Confidential Information" shall have the meaning assigned to such
               ------------------------
term in the Asset Purchase Agreement.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended from time to time.

          (i) "Good Reason" means (i) any material and permanent reduction in
               -----------
the Executive's title, position or responsibilities such that the Executive is no longer an executive or manager of the Company or its successor, or (ii) the relocation of the Executive's office at which he is to perform his duties to a location more than thirty (30) miles from Bethesda, Maryland, except for required travel on Iconixx's or the Company's business to an extent reasonably consistent with his business travel obligations prior to the acquisition of IIS by Iconixx, through the Company.

          (j) "Permanent Disability" means the Executive is unable to perform,
               --------------------
by reason of physical or mental incapacity, his then duties or obligations to the Company, for a period of ninety (90) consecutive days or a total period of one hundred and eighty (180) days in any three hundred and sixty (360) day period.

          (k) "Person" means an individual, a partnership, a corporation, a
               ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity, including a governmental entity or any department, agency or political subdivision thereof.

          (l) "Securities Act" means the Securities Act of 1933, as amended from
               --------------
time to time.

          (m) "Subsidiary" means, with respect to any Person, any Person of
               ----------
which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof, is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a partnership, association or other business entity, a majority of the partnership, membership or other similar ownership interests thereof, is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.

For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in another Person if such Person or Persons (x) shall be allocated a majority of the gains or losses of such Person, or (y) shall be, or shall control, the managing director or a general partner of such other Person.

          (n) "Thayer" means Thayer Equity Investors IV, L.P., a Delaware
               ------
limited partnership.

     2.  Employment.  The Company agrees to employ the Executive, and the
         ----------
Executive hereby accepts employment with the Company, on a full-time basis consistent with the Executive's position and duties, upon the terms and conditions set forth in this Agreement, and for the period beginning on the date hereof and ending as provided in Section 2(c) (the "Employment Period").
                                 ------------

          (a)  Position and Duties.
               -------------------

              (i) During the Employment Period, the Executive shall serve as Vice President - Chief Business Strategy Officer, have the duties, responsibilities and authority that are designated by the Board and the Chairman (or his successor), and be subject to the direction and supervision of the Board and the Chairman (or his successor).

              (ii) The Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Companies. The Executive shall perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

          (b)  Salary and Benefits.
               -------------------

              (i) During the Employment Period, the Executive's base salary shall be $175,000 per year (such annual salary, as it may be adjusted upward by the Board in its discretion, the "Base Salary"). The Base Salary shall be payable in regular installments in accordance with the Company's general payroll practices, shall be subject to customary withholding, and may be increased (but not decreased) at the discretion of the Board.

              (ii) In addition to the Base Salary, Executive will be eligible for and shall be eligible to receive an annual cash incentive bonus payment for each fiscal year of up to 120% of the Executive's Base Salary (each, a "Performance Bonus"), commencing with the fiscal year ending December 31, 2000 (such Performance Bonus to be prorated for such year based on the number of days elapsed in such year from the date hereof until December 31, 2000) in an amount to be determined by the Board in its sole discretion.

              (iii) The Company will reimburse the Executive for all reasonable travel and other expenses incurred by the Executive in connection with the performance of his duties and obligations under this Agreement. The Executive shall comply with such reasonable limitations and reporting requirements with respect to expenses as may be established by the Company from time to time.

              (iv) In addition, the Executive will be entitled to participate in all compensation or employee benefit plans or programs and receive all benefits and perquisites for which salaried employees or senior executives of the Company generally are eligible under any plan or program now or established later by the Company, on the same basis as similarly situated salaried employees or senior executives of the Company. The Executive will participate to the extent permissible under the terms and provisions of such plans or programs, in accordance with plan or program provisions. Nothing in this Agreement will preclude the Company from amending or terminating any of the plans or programs applicable to salaried employees or senior executives as long as (A) such amendment or termination is applicable to all salaried employees or senior executives and (B) such plans or programs are replaced with plans or programs no less favorable, in the aggregate, than existing plans or programs.

          (c) Term.  The Employment Period shall initially extend until March
              ----
23, 2003 and shall be extended for additional one-year periods ending on each anniversary date of March 23, 2003 unless (A) either the Company or the Executive gives the other 60-day prior written notice of its or his intention not to further extend the term of the Executive's employment or (B) the Executive's employment terminates prior to such date as a result of either the Executive's death or Permanent Disability or upon resolution of the Board, with or without Cause.

          (d) Severance.  If the Executive's employment with the Company is
              ---------
terminated by the Company without Cause, the Executive shall be entitled to receive: (A) an amount equal to the greater of (1) the Executive's Base Salary from the date of termination until the expiration of the first anniversary of the date hereof, or (2) the Executive's salary for a nine (9) month period following the date of such termination; and (B) for the nine (9) month period following the date of such termination, all health care benefits to which he was previously entitled (the "Severance Payments"). The salary portion of the Severance Payments payable pursuant to this Section 2(d) shall be payable, as
                                            ------------
determined by the Board in its sole discretion, either in one lump sum payment within thirty (30) days of the date of such termination or in regular installments in accordance with the Company's regular payroll practices and subject to customary withholding. The Executive hereby agrees that no Severance Payments shall be payable in the event of termination for Cause or by resignation, death or Permanent Disability and the Executive hereby waives any claim for severance compensation except as set forth in this Section 2(d). The
                                                             ------------
Executive shall give at least sixty (60) days notice of any resignation without Good Reason of his employment with the Company.

          (e) Termination or Reduction of Severance. If the Executive breaches
              -------------------------------------
any of the provisions of Section 5 or Section 6 hereof and if the Executive
                         ---------    ---------
fails to cure such breach, in all material respects, within either (i) 15 days after the Company has given to the Executive notice of such breach or (ii) a reasonable period thereafter (not to exceed 45 days of notice) as long as the Executive commences good faith efforts to cure such breach within the 15 day period and continues those efforts thereafter until such breach is cured within the 45 day period, the Company shall no longer be obligated to make any Severance Payments pursuant to Section 2(d) above.
                                                     ------------

     3.   Representations and Warranties of the Executive.
          -----------------------------------------------

          (a) The Executive hereby represents and warrants to the Company that he:

              (i) has not been convicted within the last five (5) years of (A) any felony or misdemeanor in connection with the offer, purchase, or sale of any security; or (B) any felony involving fraud or deceit (including, without limitation, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud);

              (ii) is not currently subject to (A) any state administrative enforcement order or judgment entered by a state securities administrator within the last five (5) years or (B) any state's administrative enforcement order or judgment, in which fraud or deceit (including, without limitation, making untrue statements of material facts or omitting to state material facts) was found, that was entered within the last five (5) years; and

              (iii) is a citizen of the United States of America and resident of the State of Maryland.

          (b) This Agreement constitutes the legal, valid and binding obligations of the Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Executive is a party or any judgment, order or decree to which the Executive is subject.

     4.   Representations and Warranties of the Company.  The Company
          ---------------------------------------------
hereby represents and warrants to the Executive that:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry out the transactions contemplated by this Agreement.

          (b) The execution, delivery and performance of this Agreement has been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, and the fulfillment of and compliance with the respective terms hereof by the Company, do not and shall not: (A) conflict with or result in a breach of the terms, conditions or provisions of, (B) constitute a default under, (C) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (D) give any third party the right to modify, terminate or accelerate any obligation under, (E) result in a violation of, or (F) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or bylaws of the Company, any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

     5.   Confidentiality and Ownership.
          -----------------------------

          (a) Confidential Information.  The Executive agrees that, except to
              ------------------------
the extent required by applicable law, statute, ordinance, rule, regulation or orders of courts or regulatory authorities, he shall not disclose to any unauthorized person or use for his own account any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of the Executive's acts or omissions to act. The Executive shall deliver to the Company at the termination of such Executive's employment, or at any other time the Board may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and all copies thereof) relating to the Confidential Information, Work Product (as defined below) and the Business of the Companies which he may then possess or have under his control.

          (b) Inventions and Patents.  The Executive agrees that all inventions,
              ----------------------
innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information (whether or not patentable) that relate to the Companies' actual or firmly planned business, research and development or existing or future products or services and that are conceived, developed, or made by the Executive while employed by the Company ("Work Product") belong to the Companies. The Executive will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Executive's employment period) to establish and confirm such ownership (including, without limitation, executing assignments, consents, powers of attorney and other instruments).

     6.   Non-compete, Non-solicitation.
          -----------------------------

          (a) The Executive acknowledges that, in the course of his employment with the Company, he has become familiar and/or will become familiar with the Company's trade secrets and with other Confidential Information and that his services have been and will be of special, unique and extraordinary value to the Company, and that the Company's ability to accomplish its purposes and to successfully pursue its business plan and compete in the marketplace depend substantially upon the skills and expertise of the Executive. Therefore, and in further consideration of the compensation being paid to the Executive, the Executive agrees that he shall not, during the time period ending on the later of (i) the third anniversary of the date hereof or (ii) twelve (12) months after the Termination of the Executive's employment hereunder (the "Covenant Period"), directly or indirectly, own, operate, manage, control, participate in, consult with, advise, or engage in services for any Person engaged in the Business in competition with the Business or in any manner engage in any start up of a business (including by himself or in association with any person, firm, corporation or other business organization or through any other entity) in competition with the Business as in existence on the date of Termination of the Executive's employment or the Business that will be engaged in by the Companies within three (3) months after the date of such Termination pursuant to firm plans of the Companies in effect as of the date of Termination, within the United States, Canada & Mexico. Nothing herein shall prohibit the Executive from being: (i) a passive owner of not more than five percent (5%) of the outstanding stock or equity of a Person which is publicly traded, so long as the Executive has no active participation in the business of such Person; and (ii) a shareholder of Pizza.com, LLC and IIS Systems, Inc., so long as such ownership interest in Pizza.com, LLC and IIS Systems, Inc. does not require, in the aggregate, greater than six hours per month of the Executive's non-business time.

          (b) During the Covenant Period, the Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of or independent contractor to the Company or, to the extent known by the Executive, the other Companies, to leave the employ of or breach contracts with the Companies, or in any way deliberately interfere with the relationship between the Companies and any employee thereof (including, without limitation, inducing or attempting to induce any union, employee or group of employees to interfere with the Business or operations of any of the Companies), (ii) hire any person who was an employee of the Company or any executive officer of any of the Companies at any time within the six (6) month period prior to the date the Executive employs or seeks to employ such person, or (iii) induce or attempt to induce any customer, supplier, distributor, franchisee, licensee or other business relation of the Company or, to the extent known by the Executive, the other Companies, to cease doing business with any of the Companies, or in any way deliberately interfere with the relationship between any such customer, supplier, distributor, franchisee, licensee or business relation and the Companies.

          (c) The Executive agrees that: (i) the covenants set forth in this
Section 6 are reasonable in geographical and temporal scope and in all other
----------
respects; (ii) the Company would not have entered into this Agreement but for the covenants of the Executive contained herein; and (iii) the covenants contained herein have been made in order to induce the Company to enter into this Agreement.

          (d) If, at the time of enforcement of this Section 6, a court shall
                                                     ---------
hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law.

          (e) Available Remedies.  The Executive recognizes and affirms that in
              ------------------
the event of his material breach of any provision of this Section 6, money
                                                          ---------
damages would be
inadequate and the Company would have no adequate remedy at law. Accordingly, the Executive agrees that in the event of a breach or a threatened breach by the Executive of any of the provisions of this Section 6, the Company, in addition to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security therefor).

     7.   Liquidated Damages and Pledge of Collateral.
          --------------------------------------------

          (a) The Executive, as an employee of the Company, understands that:
(i) the Executive's services have contributed to the goodwill inherent in the Company's business, which goodwill constitutes a substantial asset of the Company purchased by the Company; and (ii) the Executive's continued employment with the Company following the Closing Date is of vital importance to the Company. In consideration for the purchase price paid to the Executive pursuant to the Asset Purchase Agreement and the salary to be paid to the Executive pursuant to this Agreement, the Executive agrees that, subject to the provisions of Section 7(b) below, in the event that either (i) the Executive is terminated
   ------------
by the Company for Cause or (ii) the Executive resigns for any reason other those set forth in Section 7(d) below, then the Executive shall be required to
                   ------------
pay to the Company upon the earlier of (A) the receipt of notice of such termination or (B) the date of the Executive's actual termination (such date, the "Termination Date"), the amount determined in accordance with the following schedule as liquidated damages (the "Damages"):

               Occurrence of Termination Date               Damages Amount
               ------------------------------               --------------
               On or prior to the first anniversary            $300,000
               of the date hereof

               After the first anniversary and on              $200,000
               or prior to the second anniversary of
               the date hereof

               After the second anniversary and on or          $100,000
               prior to the third anniversary of the
               date hereof;

          (b) The Executive and the Company agree that the Company's first recourse for non-payment of any Damages payable by the Executive pursuant to the provisions set forth above shall be to the "Collateral" (as defined below). The Company and the Executive further agree that the value of the Collateral to be surrendered in payment of any Damages shall be determined according to the "Collateral Valuation" procedure set forth in the Pledge Agreement (as defined in Section 7(e), below).
   ------------

          (c) The Executive and the Company agree that it is impossible to determine with any reasonable accuracy the amount of prospective damages to the Company upon breach of this Agreement by the Executive. The Executive and the Company further agree that the damages set forth above are reasonable, and not a penalty, based upon the facts and circumstances of the parties at the time of entering this Agreement, and with due regard to future expectations.

          (d) The Executive and the Company agree that if either (i) the Executive's employment hereunder is terminated by the Company without Cause or due to the death or Permanent Disability of the Executive (as determined by the Board in good faith); or (ii) the Executive resigns within thirty (30) days following either (A) a Change in Control, or (B) an event constituting Good Reason, then the Executive shall not be required to pay any Damages and shall be entitled to the return and release of all "Collateral" (as defined below).

          (e) As collateral for the Executive's obligations under this Agreement, the Executive agrees to enter into that certain Pledge Agreement attached hereto as Exhibit A (the "Pledge Agreement") in which Executive agrees
                   ---------
to pledge to the Company the Pledged Securities (as defined in the Pledge Agreement) attached to the Pledge Agreement. The Pledged Securities and/or the proceeds received after the sale of such Pledged Securities in accordance with the Pledge Agreement and such other collateral as is allowed under the Pledge Agreement (collectively, the "Collateral") shall be in an aggregate value at the Closing Date equal to the sum of $300,000, subject to adjustment as set forth in the Pledge Agreement. If the Executive does not pay the Damages payable in accordance with the schedule set forth in Section 7(a), above within thirty (30)
                                          ------------
days following the date of termination of the Executive's employment with the Company, the Company shall have the right to take legal possession and ownership of an appropriate portion of the Collateral (as determined in the Pledge Agreement), in addition to pursuing any and all other legal remedies that it may have concerning the Damages.

          (f) As discussed in the Pledge Agreement, if the Executive shall not be required to pay any Damages, the Executive shall be entitled to the prompt return and release of all Collateral.

     8.   Notices. All notices, demands or other communications to be given or
          --------
delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient with a confirmation of receipt and accompanied by a certified or registered mailing. Such notices, demands and other communications will be sent to the address indicated below:

               If to the Company or Iconixx:
               ----------------------------

               Iconixx Corporation
               8300 Boone Boulevard, Suite 250
               Vienna, Virginia  22182
               Fax:  (703) 790-9033
               Attn:  Jason H. Levine
               with copies (which shall not constitute notice) to:
               --------------------------------------------------

               Thayer Capital Partners, L.L.P.
               1455 Pennsylvania Avenue, Suite 350
               Washington, D.C. 20004
               Fax: (202) 371-0391
               Attn: Robert Michalik

               with copies (which shall not constitute notice) to:
               --------------------------------------------------

               Hogan & Hartson, L.L.P.
               555 Thirteenth Street, N.W.
               Washington, D.C. 20004-1109
               Fax: (202) 637-5910
               Attn: Christopher J. Hagan, Esq.

               If to the Executive:
               --------------------

               Iconixx Web Development, Inc.
               7979 Old Georgetown Road
               Second Floor
               Bethesda, Maryland  20814
               Attn: Chris Clark
               Fax: (301) 718-8890
               Tel.: (301) 718-1770

               with copies (which shall not constitute notice) to:
               --------------------------------------------------

               Simon, Turnbull & Martin
               2000 Pennsylvania Avenue, NW
               Suite 4600
               Washington, D.C.  20006-1812
               Attn: Jeffrey L. Squires, Esq.
               Fax: (202) 785-2273
               Tel.: (202) 785-7659


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     9.   Miscellaneous.
          -------------

          (a) Severability.  Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement or the validity, legality or enforceability of the Agreement in any other jurisdiction. In such event, this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (b) Complete Agreement.  This Agreement and the agreements referred to
              ------------------
herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof.

          (c) Waiver of Jury Trial.  The parties to this Agreement each hereby
              --------------------
waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action: (i) arising under this Agreement; or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

          (d) Counterparts; Facsimile Transmission.  This Agreement may be
              ------------------------------------
executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile transmission.

          (e) Successors and Assigns.  Except as otherwise provided herein, this
              ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Executive and the Company, and their respective successors and assigns.

          (f) Governing Law.  All issues concerning this Agreement shall be
              -------------
governed by and construed in accordance with the laws of the State of Maryland, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Maryland.

          (g) Remedies.  Each of the parties to this Agreement will be entitled
              --------
to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or injunctive or other relief to enforce or prevent any violations of the provisions of this Agreement.

          (h) Amendment and Waiver.  The provisions of this Agreement may be
              --------------------
amended and waived only with the prior written consent of the Company and the Executive.


                               *   *   *   *   *




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                                      -13-

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              ICONIXX WEB DEVELOPMENT, INC.

                              By:  /s/ Graham B. Perkins
                                   ---------------------
                              Name:  Graham B. Perkins
                              Title:  Vice President and Secretary

                              THE EXECUTIVE

                              /s/ Christopher Clark
                              ---------------------
                              Christopher Clark